Exhibit 10.25

AMENDMENT to the SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

This Amendment to the Second Lien Guarantee and Collateral Agreement, dated as of September 27, 2005, made by Rosetta Resources, Inc., a Delaware corporation, Rosetta Resources Offshore, LLC, a Delaware limited liability company, Rosetta Resources Operating LP, a Delaware limited partnership, Rosetta Resources Holdings, LLC, a Delaware limited liability company, Rosetta Resources Operating GP, LLC, a Delaware limited liability company, in favor of BNP Paribas, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, Rosetta Resources Inc. (the “Borrower”), the Lenders, the Administrative Agent and the other Agents, have entered into a Second Lien Term Loan Agreement, dated as of July 7, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries have entered into the Guarantee and Collateral Agreement, dated as of July 7, 2005 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Lenders and Affiliates of the Lenders;

WHEREAS, Rosetta Resources Inc. has recently restructured its subsidiaries;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. The Second Lien Guarantee and Collateral Agreement is hereby amended by amending and restating Schedules 1 through 4 with the Schedules 1 through 4 attached hereto.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[Signatures begin on the next page]

Amendment to Guarantee and Collateral Agreement - 1

BORROWER:	ROSETTA RESOURCES INC.

By:
Michael J. Rosinski, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

GUARANTORS:

ROSETTA RESOURCES OFFSHORE, LLC
ROSETTA RESOURCES HOLDINGS, LLC
ROSETTA RESOURCES OPERATING GP, LLC
ROSETTA RESOURCES OPERATING LP

By: Rosetta Resources Operating GP, LLC, its general partner

By:
Michael J. Rosinski, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Amendment to Guarantee and Collateral Agreement - 2

SCHEDULE 1

NOTICE ADDRESS OF OBLIGORS

Obligor	Address
Rosetta Resources Inc.	c/o Calpine Corporation 717 Texas, Suite 2800 Houston, Texas 77002

Rosetta Resources Offshore, LLC	c/o Calpine Corporation 717 Texas, Suite 2800 Houston, Texas 77002

Rosetta Resources Operating LP	c/o Calpine Corporation 717 Texas, Suite 2800 Houston, Texas 77002

Rosetta Resources Holdings, LLC	c/o Corporation Services Company, 2711 Centerville Rd., Suite 400, Wilmington, Delaware 19808

Rosetta Resources Operating GP, LLC	c/o Calpine Corporation 717 Texas, Suite 2800 Houston, Texas 77002

Schedule 1 - 1

SCHEDULE 2

DESCRIPTION OF PLEDGED SECURITIES

Owner	Issuer	Class of Stock or other Equity Interest	Percentage Interest	# of Shares/Units	Certificate #
Rosetta Resources Inc.	Rosetta Resources Offshore, LLC	Membership interest in limited liability company	100%	N/A	2

Rosetta Resources Inc.	Rosetta Resources Holdings, LLC	Membership interest in limited liability company	100%	N/A

Rosetta Resources Inc.	Rosetta Resources Operating GP, LLC	Membership interest in limited liability company	100%	N/A

Rosetta Resources Holdings, LLC	Rosetta Resources Operating LP	Limited partnership interest	99%	N/A

Rosetta Resources Operating GP, LLC	Rosetta Resources Operating LP	General partner interest in limited partnership	1%	N/A

Schedule 2 - 1

SCHEDULE 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

1.	UCC-1 Filing in the name of Rosetta Resources Inc. in the office of the Delaware Secretary of State

2.	UCC-1 Filing in the name of Rosetta Resources Offshore, LLC in the office of the Delaware Secretary of State

3.	UCC-1 Filing in the name of Calpine Natural Gas L.P. in the office of the Delaware Secretary of State and a UCC-3 evidencing the name change to Rosetta Resources Operating LP.

4.	UCC-1 Filing in the name of Calpine Natural Gas Holdings, LLC in the office of the Delaware Secretary of State and a UCC-3 evidencing the name change to Rosetta Resources Holdings, LLC.

5.	UCC-1 Filing in the name of Calpine Natural Gas GP, LLC in the office of the Delaware Secretary of State and a UCC-3 evidencing the name change to Rosetta Resources Operating GP, LLC.

Delivery to Administrative Agent of Pledged Securities

1.	Rosetta Resources Offshore, LLC membership interest; certificate number: 2

2.	Rosetta Resources Operating LP partnership interest; certificate number:

3.	Rosetta Resources Holdings, LLC membership interest; certificate number:

4.	Rosetta Resources Operating GP, LLC membership interest; certificate number:

Deposit Account

The execution of the Blocked Account Control Agreement by and among the Borrower, the Administrative Agent and the depository bank named therein, granting the Administrative Agent “control” over the Margin Account.

Schedule 3 - 1

SCHEDULE 4

Rosetta Resources Inc.

•	Jurisdiction of Organization: Delaware

•	Delaware Secretary of State File Number 3980164

•	Taxpayer Identification Number: 43-2083519

•	Location of chief executive office: c/o Calpine Corporation, 717 Texas, Suite 2800, Houston, Texas 77002

Other names and trade names used in the past five years: None

Rosetta Resources Offshore, LLC

•	Jurisdiction of Organization: Delaware

•	Delaware Secretary of State File Number 3989132

•	Taxpayer Identification Number: 51-0546843

•	Location of chief executive office: c/o Calpine Corporation, 717 Texas, Suite 2800, Houston, Texas 77002

•	Other names and trade names used in the past five years: None

Rosetta Resources Operating LP

•	Jurisdiction of Organization: Delaware

•	Delaware Secretary of State File Number 3518137

•	Taxpayer Identification Number: 71-0882453

•	Location of chief executive office: c/o Calpine Corporation, 717 Texas, Suite 2800, Houston, Texas 77002

•	Other names and trade names used in the past five years: Calpine Natural Gas L.P.

Rosetta Resources Holdings, LLC

•	Jurisdiction of Organization: Delaware

•	Delaware Secretary of State File Number 3980115

•	Taxpayer Identification Number: 20-2943018

•	Location of chief executive office: c/o Corporation Services Company, 2711 Centerville Rd., Suite 400, Wilmington, Delaware 19808

•	Other names and trade names used in the past five years: Calpine Natural Gas Holdings, LLC

Rosetta Resources Operating GP, LLC

•	Jurisdiction of Organization: Delaware

•	Delaware Secretary of State File Number 3518133

•	Taxpayer Identification Number: 27-0011349

•	Location of chief executive office: c/o Calpine Corporation, 717 Texas, Suite 2800, Houston, Texas 77002

•	Other names and trade names used in the past five years: Calpine Natural Gas GP, LLC

Schedule 4 - 1